UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of Principal Executive Offices)	(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As part of a broader review of its governance practices and in response to amendments to federal proxy rules adopted by the Securities and Exchange Commission, on June 15, 2023, the Board of Directors (the “Board”) of Owens Corning (the “Company”), acting upon the recommendation of the Governance and Nominating Committee of the Board, approved the amendment and restatement of the Company’s Third Amended and Restated Bylaws, effective as of such date (as amended and restated, the “Fourth Amended and Restated Bylaws”).

The Fourth Amended and Restated Bylaws, among other things:

•

address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rule”), including requiring that any stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with the Universal Proxy Rule;

•

require additional disclosures and acknowledgments from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders, including regarding compliance with the Universal Proxy Rule with respect to nominating stockholders;

•	enhance the existing procedural mechanics in connection with stockholder nominations of directors and submission of stockholder proposals made in connection with meetings of stockholders;

•

require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;

•

modify the provisions relating to the adjournment procedures and lists of stockholders entitled to vote at meetings of stockholders, in each case to reflect recent amendments to the General Corporation Law of the State of Delaware;

•	clarify the powers of the chair of any stockholders meeting to regulate conduct at such meeting;

•	update the state law exclusive forum provision to specify the Delaware Court of Chancery; and

•	incorporate certain administrative, modernizing, clarifying, and conforming changes.

The foregoing general description of the Fourth Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Owens Corning Fourth Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

June 22, 2023	By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Executive Vice President and Chief Financial Officer